UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

BGC Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35591	86-3748217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2025 annual meeting of stockholders (the “Annual Meeting”) of BGC Group, Inc. (the “Company”) was held on November 12, 2025. The following matters were voted on at the Annual Meeting:

(1)	The election of six directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

(3)	The approval, on an advisory basis, of executive compensation.

For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.

At the Annual Meeting, holders of Class A common stock were entitled to one vote per share, holders of the Company’s Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on each of the matters submitted to a vote of stockholders. The aggregate number of Class A and Class B votes cast for and against and withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 - Election of Directors

Directors	For	Withheld	Broker Non- Votes
Stephen M. Merkel	1,292,684,176	67,414,037	46,010,743
Brandon G. Lutnick	1,267,043,563	93,054,650	46,010,743
David P. Richards	1,284,870,340	75,227,873	46,010,743
Arthur U. Mbanefo	1,258,261,110	101,837,103	46,010,743
Linda A. Bell	1,281,073,248	79,024,965	46,010,743
Willam D. Addas	1,288,224,570	71,873,643	46,010,743

The six nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 2 – Ratification of appointment of independent registered public accounting firm

For	Against	Abstain
1,404,237,112	1,727,339	144,505

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending

December 31, 2025.

Proposal 3 – Approval, on an advisory basis, of executive compensation

For	Against	Abstain	Broker Non- Votes
1,271,561,308	87,355,388	1,181,517	46,010,743

Stockholders approved, on an advisory basis, the Company’s executive compensation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Group, Inc.

Date: November 13, 2025	By:	/s/ Sean A. Windeatt
	Name:	Sean A. Windeatt
	Title:	Co-Chief Executive Officer

[Signature Page to Form 8-K regarding action taken at the Company’s 2025

Annual Meeting of Stockholders]

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